POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LADENBURG ALTERNATIVE STRATEGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX and ANDREW ROGERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2010.

K. Wolf

Kevin Wolf
Treasurer

STATE OF NEW YORK)
) ss:
COUNTY OF SUFFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Wolf, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 23rd day of June, 2010.

Stephanie Hardie

Notary Public

STEPHANIE HARDIE
NOTARY PUBLIC
STATE OF NEW YORK
QUALIFIED IN SUFFOLK COUNTY
COMM. EXP. OCT. 29, 2011

My commission expires: October 29, 2011

777349

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LADENBURG ALTERNATIVE STRATEGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX AND KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of June, 2010.

Andrew Rogers
President

STATE OF ARIZONA)
) ss:
COUNTY OF MARICOPA)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17TH day of June, 2010.

Notary Public

OFFICIAL SEAL
ZLATA MICHUNOVICH
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires Jan. 2, 2012

My commission expires: JAN 02, 2012

777349

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LADENBURG ALTERNATIVE STRATEGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this ____ day of June, 2010.

ATTEST: LADENBURG ALTERNATIVE STRATEGIES FUND

By: ______________________
Emile Molineaux, Secretary

____
Andrew Rogers, President

STATE OF ARIZONA)
) ss:
COUNTY OF MARICOPA)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, President, and Emile Molineaux, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of June, 2010.

OFFICIAL SEAL
ZLATA MICHUNOVICH
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires Jan. 2, 2012

____
Notary Public
My commission expires: JAN 02, 2012

777349

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LADENBURG ALTERNATIVE STRATEGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of June, 2010.

Mark Taylor
Trustee

STATE OF ARIZONA)
) ss:
COUNTY OF MARICOPA)

Before me, a Notary Public, in and for said county and state, personally appeared Mark Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17TH day of June, 2010.

OFFICIAL SEAL
ZLATA MICHUNOVICH
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires Jan. 2, 2012

Notary Public
My commission expires: JAN 02, 2012

777349

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LADENBURG ALTERNATIVE STRATEGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of June, 2010.

Michael Miola
Trustee

STATE OF ARIZONA)
) ss:
COUNTY OF MARICOPA)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Miola, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of June, 2010.

OFFICIAL SEAL
ZLATA MICHUNOVICH
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires Jan. 2, 2012

Zlata Michunovich
Notary Public
My commission expires: JAN 02, 2012

777349

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LADENBURG ALTERNATIVE STRATEGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17 day of June, 2010.

Gary W Lanzen

Gary Lanzen
Trustee

STATE OF ARIZONA)
) ss:
COUNTY OF MARICOPA)

Before me, a Notary Public, in and for said county and state, personally appeared Gary Lanzen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of June, 2010.

OFFICIAL SEAL
ZLATA MICHUNOVICH
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires Jan. 2, 2012

Zlata Michunovich

Notary Public
My commission expires: JAN 02, 2012

777349

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LADENBURG ALTERNATIVE STRATEGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17 day of June, 2010.

Anthony Hertl
Trustee

STATE OF ARIZONA)
) ss:
COUNTY OF MARICOPA)

Before me, a Notary Public, in and for said county and state, personally appeared Anthony Hertl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of June, 2010.

OFFICIAL SEAL
ZLATA MICHUNOVICH
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires Jan. 2, 2012

Zlata Michunovich
Notary Public
My commission expires: JAN 02, 2012

777349

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, LADENBURG ALTERNATIVE STRATEGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of June, 2010.

L. Merill Bryan, Jr.
L. Merill Bryan, Jr.
Trustee

STATE OF ARIZONA)
) ss:
COUNTY OF MARICOPA)

Before me, a Notary Public, in and for said county and state, personally appeared L. Merill Bryan, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of June, 2010.

OFFICIAL SEAL
ZLATA MICHUNOVICH
Notary Public - State of Arizona
MARICOPA COUNTY
My Comm. Expires Jan. 2, 2012

Zlata Michunovich
Notary Public
My commission expires: JAN 02, 2012

777349

CERTIFICATE

The undersigned, President of LADENBURG ALTERNATIVE STRATEGIES FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held June 17, 2010, and is in full force and effect:

> "WHEREAS, LADENBURG ALTERNATIVE STRATEGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement;
>
> NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and DONALD S. MENDELSOHN, its attorney's for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Registration Statement, and any Amendment or Amendments to the Registration Statement, hreby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated: June 17, 2010

Andrew Rogers, President
LADENBURG ALTERNATIVE
STRATEGIES FUND

777349